Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Taxes [Abstract]
Taxes

Note 10 — Taxes:

For the three months ended March 31, 2016 and 2015, the Company recorded income tax provisions of $33,239 and $2,660, respectively, which represent effective tax rates of 40% and 6%, respectively. The increase in the effective tax rate for the 2016 period was substantially due to management’s determination that commencing for the third quarter of 2015 the Company could not make an assertion that OSG’s investment in OIN was essentially permanent in duration and the resulting inclusion of a deferred tax liability for OIN’s earnings during 2016 as part of its income tax provision.

As of March 31, 2016 and December 31, 2015, the Company recorded a noncurrent reserve for uncertain tax positions of $2,529 and $2,520, respectively, after taking into consideration tax attributes, such as net operating loss carryforwards, and accrued interest of $712 and $702, respectively.

As of March 31, 2016, the Company has recorded a deferred tax liability of $70,601 related to the excess of OSG’s investment in OIN for financial reporting purposes over the tax basis of such investment, as management does not believe that it can make an assertion that OSG’s investment in OIN is essentially permanent in duration. If management maintains this position in future periods, that is, does not make an assertion that OSG’s investment in OIN is essentially permanent in duration, then the Company will be required to record a provision for deferred income taxes on the increase in the undistributed earnings of its foreign operations during such period at the statutory tax rate. At the current time, management does not believe that it will be able to make the assertion that OSG’s investment in OIN is essentially permanent in duration during 2016 and, accordingly, expects to record a provision for deferred income taxes on the increase in the undistributed earnings of its foreign operations during the balance of 2016.

During the quarter ended March 31, 2016, the Company was notified by the Internal Revenue Service that it will commence a tax examination for the years 2012 through 2014, as a result of the refund claim of $54,884, which was received in the fourth quarter of 2015, from the carryback of the 2014 net operating loss to 2012 and 2013.

NOTE 13 —TAXES:

Income of foreign shipping companies earned before 1976 is not subject to U.S. income taxation unless distributed.  From January 1, 1976 through December 31, 1986 foreign shipping income was excluded from U.S. income taxation to the extent that such income was reinvested in foreign shipping operations. A determination of the amount of qualified investments in foreign shipping operations, as defined, is made at the end of each year and such amount is compared with the corresponding amount at December 31, 1986. The Company’s qualified investments continue to exceed the base amount.  From January 1, 1987 through December 31, 2004, earnings of foreign shipping companies (exclusive of foreign joint ventures in which the Company has a less than 50% interest) were subject to U.S. income taxation in the year earned and could therefore be distributed to the U.S. without further tax. For years beginning after December 31, 2004, the earnings from shipping operations of the Company’s foreign subsidiaries are not subject to U.S. income taxation as long as such earnings are not deemed repatriated to the U.S.

The components of loss before income taxes follow:

For the year ended December 31,	2015	2014	2013
Foreign	$180,180	$455,565	$(662,480)
Domestic	2,888	(722,646)	9,505
	$183,068	$(267,081)	$(652,975)

In connection with the 2014 income and loss reported above, the Company treated certain payments made by OSG in connection with the Company’s emergence from bankruptcy in August 2014 in the amount of $477,835 as having been made in its capacity as guarantor of the obligation of subsidiaries of OIN, a wholly owned subsidiary of the Company incorporated in the Marshall Islands, arising under certain loan agreements. In connection with these payments, the Company has included these amounts in the loss reported above for domestic income/(loss). As OIN and its subsidiaries were relieved of its obligations to satisfy the amounts paid by OSG, cancellation of indebtedness income was reflected in an amount equal to the OSG payment and has been included in the foreign income/(loss) reported in the components of income/(loss) before income taxes table above.

The foreign income/(loss) reflected in the table above is primarily attributable to operations of companies domiciled in the Marshall Islands, which are not subject to income tax.

The components of the income tax (provisions)/benefits follow:

For the year ended December 31,	2015	2014	2013
Current	$31,328	$32,376	$7,347
Deferred	69,564	82,432	7,398
	$100,892	$114,808	$14,745

The income tax benefits are primarily attributable to U.S. federal and state income taxes and include the impact of unrecognized tax benefits.  For the year ended December 31, 2015, the current benefit substantially relates to the release of previously unrecognized tax benefits.

The significant components of the Company’s deferred tax liabilities and assets follow:

As of December 31,	2015	2014
Deferred tax liabilities:
Vessels and other property	$278,672	$289,229
Unremitted earnings of foreign subsidiaries	48,856	-
Prepaid expenditures	23,603	15,816
Other—net	1,422	9,635
Total deferred tax liabilities	352,553	314,680
Deferred tax assets:
Loss carryforwards	153,941	26,419
Employee compensation and benefit plans	15,705	14,263
Financing and professional fees	1,777	4,386
Accrued expenses and other	8,724	5,185
Total deferred tax assets	180,147	50,253
Valuation allowance	35,789	13,538
Net deferred tax assets	144,358	36,715
Net deferred tax liabilities	$208,195	$277,965

As of December 31, 2015, the Company had U.S. federal net operating loss carryforwards of $396,150 which are available to reduce future taxes, if any.  The federal net operating loss carryforwards begin to expire in 2034. Additionally, as of December 31, 2015, the Company had U.S. state net operating loss carryforwards of $549,042, which expire in various years ending from December 31, 2016 to December 31, 2035, and net operating loss carryforwards related to foreign operations of $66,500, some of which have indefinite lives, that begin to expire in 2018.  The amount of net operating loss carryforwards reflected in this paragraph are presented on a tax return basis and differ from the amounts in the deferred tax table above, which reflect the future tax benefit of the losses and are reflected net of unrecognized tax benefits.

In connection with the emergence from bankruptcy, under applicable tax regulations, the Company underwent an ownership change. As a result, there is an annual limitation on the use of pre-ownership change net operating losses, tax credits and certain other tax attributes to offset taxable income earned after the ownership change. The annual limitation is equal to the product of the applicable long-term tax exempt rate and the value of the company’s stock immediately before the ownership change. This annual limitation may be adjusted to reflect any unused annual limitation for prior years and certain recognized built-in gains and losses for the year. The Company does not believe that the limitations imposed will impact its ability to utilize any pre ownership change net operating losses before the carryforward period expires but could cause the timing of utilization to be impacted.

The Company assessed all available positive and negative evidence to determine whether sufficient future taxable income will be generated to permit use of existing deferred tax assets.  For U.S. federal deferred tax assets, the Company concluded that sufficient positive evidence existed, primarily the result of reversing deferred tax liabilities during the carryover period.  However, for certain state and foreign deferred tax assets, the negative evidence in the form of cumulative losses incurred over the preceding three-year period and lack of positive evidence of reversing deferred tax liabilities during the carryover period resulted in the Company establishing a valuation allowance of $35,789 and $13,538 as of December 31, 2015 and 2014, respectively, to recognize only the portion of the deferred tax asset that is more likely than not to be realized. The valuation allowance increased by $22,251,  $61 and $5,213 in 2015, 2014 and 2013 as a result of additional losses generated.  The increase in the valuation allowance in 2015 resulted primarily from state net operating losses generated by certain payments made by OSG in its capacity as guarantor of the obligations of subsidiaries of OIN, for which a valuation allowance was established.

During the years ended December 31, 2015, 2014 and 2013, the Company paid (net of refunds received) $(53,799),  $266,867 and $60,687, respectively, of income taxes of which $270,465 related to the settlement with the IRS in 2014, as part of the confirmation of the Equity Plan, closing the 2004 through 2012 tax years and $58,747 related to U.S. Federal income taxes in 2013.  During the quarter ending December 31, 2015, the Company filed a refund claim with the IRS and received $54,884 related to the carryback of its 2014 net operating loss to 2012 and 2013.

Reconciliations of the effective income tax rate attributable to pretax results and the U.S. Federal statutory income tax rate follow:

For the year ended December 31,	2015	2014	2013
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%

Adjustments due to:
Foreign income not subject to tax(1)	(34.4)%	59.7%	(36.2)%
State taxes, net of federal benefit	0.1%	0.6%	0.5%
Interest on unrecognized tax benefits	0.1%	(3.4)%	4.9%
Nondeductible reorganization costs	(1.0)%	(6.7)%	(1.4)%
Foreign income and repatriations taxed in the U.S.	-%	(0.9)%	(1.6)%
Unremitted earnings of foreign subsidiaries	26.6%	20.8%	-%
Deferred compensation	-%	(1.9)%	-%
Tax examination settlement	-%	1.9%	-%
Payments as guarantor	(81.2)%	(62.6)%	-%
U.S. income subject to tonnage tax	(0.3)%	0.8%	0.4%
Other	-%	(0.3)%	0.7%
Effective tax rate	(55.1)%	43.0%	2.3%

(1) In 2014, includes cancellation of indebtedness income associated with payments as guarantor, which is separately reflected in the reconciliation of the effective income tax rate.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (excluding interest and penalties):

	2015	2014
Balance of unrecognized tax benefits as of January 1,	$215,328	$391,830
Increases for positions taken in prior years	358	2,876
Decreases for positions taken in prior years	(179,151)	-
Increases for positions related to the current year	-	180,509
Amounts of decreases related to settlements	-	(354,886)
Reductions due to lapse of statutes of limitations	-	(5,001)
Balance of unrecognized tax benefits as of December 31,	$36,535	$215,328

Included in the balances of unrecognized tax benefits as of December 31, 2015 and 2014 are $35,989 and $211,075, respectively, of tax benefits that, if recognized, would affect the effective tax rate.

The Company records interest and penalties on unrecognized tax benefits in its provision for income taxes.  Accrued interest and penalties are included within the related liability for unrecognized tax benefit line in the consolidated balance sheet. Related to the unrecognized tax benefits noted above, the Company recorded additional interest of $168 during the year ended December 31, 2015, and as of December 31, 2015, recognized a liability for interest of $702. During the year ended December 31, 2014, the Company recorded additional interest of $15,259, primarily as a result of post-petition interest due to the IRS, and as of December 31, 2014, had recognized a liability for interest of $534.

In January 2015, the Company requested that the Internal Revenue Service (“IRS”) review under its Pre-Filing Agreement Program the deductibility of certain payments made by OSG in 2014, in the aggregate amount of $477,835, in its capacity as guarantor of the obligations of subsidiaries of OIN under certain loan agreements.  In connection with these payments, the Company had established an unrecognized tax benefit equal to the full amount of such benefits, or $179,151 as of December 31, 2014. On September 4, 2015, the Company received an executed closing agreement from the IRS, which allowed a deduction of $424,523.  As a result of the closing agreement, the Company reduced its reserve for uncertain tax positions by $179,151 and increased its deferred tax asset for net operating loss carryforwards and recognized an income tax benefit of $150,073 during the year ended December 31, 2015.

As a result of the aforementioned closing agreement, OSG’s investment in OIN for financial reporting purposes now exceeds its tax basis. As of December 31, 2015, management does not believe that it can make an assertion that OSG’s investment in OIN is essentially permanent in duration. Accordingly, the Company has recognized a deferred tax liability and tax provision of $48,856 for the year ended December 31, 2015 on the accumulated and current year undistributed earnings of its foreign operations, aggregating approximately $138,881, arising principally from companies domiciled in the Marshall Islands.

After taking into consideration tax attributes, such as net operating loss carryforwards, and interest, the Company’s unrecognized tax benefits represent a noncurrent reserve for uncertain tax positions of $2,283 as of December 31, 2015. As of December 31, 2014, after taking into consideration such tax attributes, such as net operating loss carryforwards, and interest, the Company’s unrecognized tax benefits represent a noncurrent reserve for uncertain tax positions of $34,520.

The Company is subject to taxation in the U.S. and various states and foreign jurisdictions.  As of December 31, 2015, the Company generally is not subject to examination by U.S. federal tax authorities for years before 2012.